UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2022
Date of reporting period: October 31, 2022

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Davis Funds

50 YEARS DAVIS ADVISORS

Davis Global Fund
Davis International Fund
(portfolios of Davis New York Venture Fund, Inc.)

October 31, 2022

ANNUAL REPORT

THE EQUITY SPECIALISTS

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund (the “Funds”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.davisfunds.com or by calling 1-800-279-0279.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis	Danton G. Goei
President	Portfolio Manager

December 2, 2022

DAVIS GLOBAL FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Global Fund underperformed the Morgan Stanley Capital International All Country World Index (“MSCI” or the “Index”) for the twelve-month period ended October 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -31.04%, versus a -19.96% return for the MSCI. The sectors1 within the MSCI that reported the weakest performance were Communication Services (down 39%), Consumer Discretionary (down 33%), and Information Technology (down 27%). Energy (up 34%) was the only sector in the MSCI that reported positive performance during the period. The other sectors within the Index that were stronger comparatively were Utilities (down 6%) and Consumer Staples (down 7%).

Detractors from Performance

The Fund held a large position in Consumer Discretionary companies. These holdings were the top detractor2 from Fund performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed the Index sector (down 49%, versus down 33%) and the Fund was overweight in this weaker performing sector (average weighting of 23%, versus 12%). JD.com3 (down 51%), Alibaba (down 59%), Prosus (down 51%), Meituan (down 54%), and Amazon (down 39%) were top detractors from the Consumer Discretionary sector.

The Fund’s overweighting in the worst performing sector of the Index, Communication Services (average weighting of 14%, versus 8%) hindered performance. These holdings also underperformed the Index sector (down 51%, versus down 39%). Meta Platforms (down 71%) was the overall top detractor during the period. Alphabet (down 36%) and Vimeo (down 89%) were also among the weaker performers from this sector.

The Fund’s holdings in both the Information Technology and Financials sectors detracted from absolute performance. The Fund’s holdings in Information Technology underperformed the Index sector (down 31%, versus down 27%) while the Financial holdings performed in line (both down 16%). Financial holdings Ping An Insurance (down 41%) and AIA Group (down 32%) were both key detractors from performance.

The Fund had no exposure in Energy or Utilities and was underweight in Consumer Staples (average weighting of 2%, versus 7%), the three highest performing sectors of the MSCI. As a result, relative performance suffered.

The Fund had an average weighting of 23% of net assets in Chinese securities and these holdings were down 51% during the period.

Contributors to Performance

Although the aforementioned holdings in Financials and Information Technology detracted from absolute performance, an overweight position in Financials (average weighting of 39%, versus 15% for the Index sector) and underweight position in Information Technology (average weighting of 11%, versus 21%) offset the impact from the weaker stock selection in each of those sectors. Key contributors from the Financials sector included DBS Group Holdings (up 8%), Berkshire Hathaway (up 3%), and Bank of N.T. Butterfield (up 1%). DBS Group Holdings was the largest holding at the end of the period, representing 7.59% of net assets.

The Fund’s Health Care holdings were the most important contributor to absolute performance. The Fund’s holdings outperformed the Index sector (up 14%, versus down 7%). Cigna (up 54%) was the overall top contributor during the period.

The Fund’s sole holding in the Materials sector, Teck Resources (up 11%), outperformed the Index sector (down 16%). Grab Holdings (up 12%), a ride hailing company in Southeast Asia, was a significant contributor to performance. The company went public in December 2021 via a merger with a special purpose acquisition company (SPAC). Shortly after the merger occurred, the Fund liquidated its position in Grab Holdings.

Additional contributors to performance included Liberty Media, Formula One (up 2%), Quotient Technology (up 18%), and two new additions to the Fund, Delivery Hero (up 10%) and Owens Corning (up 1%). The Fund no longer owns Quotient Technology.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, China risk-generally, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2022, unless otherwise noted.

[1]
The companies included in the Morgan Stanley Capital International All Country World Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on October 31, 2012

Average Annual Total Return for periods ended October 31, 2022

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(31.04)%	(1.75)%	6.91%	5.75%	12/22/04	0.96%	0.96%
Class A - with sales charge*	(34.31)%	(2.70)%	6.40%	5.47%	12/22/04	0.96%	0.96%
Class C**	(32.17)%	(2.50)%	6.22%	5.28%	12/22/04	1.74%	1.74%
Class Y	(30.87)%	(1.51)%	7.18%	3.07%	07/25/07	0.72%	0.72%
MSCI ACWI®***	(19.96)%	5.24%	7.98%	6.30%

The Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended September 30, 2022

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(31.08)%	(1.98)%	6.49%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA (“MSCI” or the “Index”) for the twelve-month period ended October 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -32.72%, versus a -24.73% return for the MSCI. The sectors1 within the MSCI that reported the weakest performance were Information Technology (down 37%), Consumer Discretionary (down 37%), and Communication Services (down 34%). Energy (up 8%) was the only sector in the MSCI that reported positive performance during the period. The other sectors within the Index that were stronger comparatively were Utilities (down 16%) and Financials (down 17%).

Detractors from Performance

The Fund held a large position in Consumer Discretionary companies. These holdings were the top detractor2 from Fund performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed the Index sector (down 47%, versus down 37%) and the Fund was overweight in this weaker performing sector (average weighting of 28%, versus 12%). The top two overall detractors, JD.com3 (down 51%) and Alibaba (down 61%), were from the Consumer Discretionary sector. Prosus (down 51%) and Meituan (down 54%) were the additional top detractors from this sector.

The Fund’s largest sector position during the period was in Financials and these holdings were a significant detractor from absolute performance. The Fund’s holdings underperformed the Index sector (down 18%, versus down 17%). Ping An Insurance (down 41%), AIA Group (down 32%), and Julius Baer Group (down 30%) were all key detractors during the period.

The Fund’s Communication Services holdings underperformed the Index sector (down 65%, versus down 34%). iQIYI (down 76%) was among the largest detractors from performance.

The Fund had no exposure in Energy or Utilities, the two highest performing sectors of the MSCI, respectively, and was underweight in Consumer Staples (average weighting of 1%, versus 9%). In addition, the Fund’s Consumer Staples holdings significantly underperformed the Index sector (down 96%, versus down 18%). These factors all caused relative performance to suffer.

Additional weak performers were DiDi Global (down 75%) and Samsung Electronics (down 29%).

The Fund had an average weighting of 32% of net assets in Chinese securities and these holdings were down 53% during the period.

Contributors to Performance

Although the aforementioned holdings in Financials detracted from absolute performance, an overweight position in the stronger performing sector (average weighting of 44%, versus 20%) offset the impact from the weaker stock selection and was an important relative contributor to performance versus the Index. Key contributors from the Financials sector included DBS Group Holdings (up 8%) and Bank of N.T. Butterfield (up 1%). DBS Group Holdings was the overall top contributor and the largest holding at the end of the period, representing 10.44% of net assets.

Grab Holdings (up 12%), a ride hailing company in Southeast Asia, was a significant contributor to performance. The company went public in December 2021 via a merger with a special purpose acquisition company (SPAC). Shortly after the merger occurred, the Fund liquidated its position in Grab Holdings.

The Fund’s relative performance also benefited from its Information Technology holdings outperforming the Index sector (down 28%, versus down 37%) and having no exposure in the weaker performing Real Estate sector. In addition, an underweight position in the aforementioned Communication Services sector (average weighting of 3%, versus 6%) reduced the negative impact from the weaker stock selection.

The Fund’s sole holding in the Materials sector, Teck Resources (up 11%), outperformed the Index sector (down 19%). Trip.com (up 3%), a Consumer Discretionary holding, was a slight contributor to performance before being sold early in the period.

Davis International Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, China risk-generally, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2022, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on October 31, 2012

Average Annual Total Return for periods ended October 31, 2022

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(32.72)%	(6.83)%	1.44%	0.10%	12/29/06	1.13%	1.05%
Class A - with sales charge*	(35.92)%	(7.74)%	0.94%	(0.21)%	12/29/06	1.13%	1.05%
Class C**	(33.86)%	(7.58)%	0.64%	(0.55)%	12/29/06	1.94%	1.80%
Class Y	(32.52)%	(6.58)%	1.75%	1.36%	12/31/09	0.80%	0.80%
MSCI ACWI® ex USA***	(24.73)%	(0.60)%	3.27%	1.76%

The Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended September 30, 2022

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(32.16)%	(7.15)%	1.33%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2022

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/22 Net Assets)		(% of 10/31/22 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (Foreign)	55.45%	Banks	23.15%	7.15%
Common Stock (U.S.)	43.53%	Retailing	18.19%	4.72%
Short-Term Investments	1.16%	Diversified Financials	11.64%	4.45%
Other Assets & Liabilities	(0.14)%	Media & Entertainment	11.34%	4.93%
	100.00%	Information Technology	10.76%	20.90%
		Health Care	7.93%	13.25%
		Insurance	7.84%	3.18%
		Materials	3.64%	4.63%
		Food, Beverage & Tobacco	2.19%	4.31%
		Capital Goods	1.72%	6.62%
		Consumer Durables & Apparel	0.96%	1.63%
		Transportation	0.62%	2.02%
		Commercial & Professional Services	0.02%	1.20%
		Energy	–	5.81%
		Utilities	–	3.03%
		Other	–	12.17%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/22 Stock Holdings)		(% of Fund’s 10/31/22 Net Assets)

United States	43.97%	DBS Group Holdings Ltd.	7.59%
China	16.57%	Wells Fargo & Co.	7.26%
Singapore	7.67%	Danske Bank A/S	6.17%
South Korea	6.26%	Julius Baer Group Ltd.	4.41%
Denmark	6.23%	Cigna Corp.	4.37%
Switzerland	4.46%	Ping An Insurance (Group) Co. of China, Ltd. - H	4.35%
Canada	3.64%	Samsung Electronics Co., Ltd.	3.95%
Hong Kong	3.45%	Alphabet Inc., Class C	3.88%
Netherlands	3.37%	JD.com, Inc., Class A*	3.65%
Bermuda	1.72%	Meta Platforms, Inc., Class A	3.63%
Germany	1.46%
South Africa	1.01%	*Includes ADR and foreign ordinary shares.
United Kingdom	0.19%
	100.00%

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2022

New Positions Added (11/01/21-10/31/22)
(Highlighted positions are those greater than 1.40% of the Fund’s 10/31/22 net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/22 Net Assets
Alibaba Group Holding Ltd.	Retailing	12/07/21	0.98%
Coupang, Inc., Class A	Retailing	01/26/22	1.29%
Delivery Hero SE	Retailing	05/13/22	1.45%
Fila Holdings Corp.	Consumer Durables & Apparel	03/02/22	0.96%
JD.com, Inc., Class A	Retailing	12/07/21	0.20%
Owens Corning	Capital Goods	04/05/22	1.71%

Positions Closed (11/01/21-10/31/22)
(Gains and losses greater than $25,000,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Baidu, Inc., Class A, ADR	Media & Entertainment	05/26/22	$(7,753,240)
Fang Holdings Ltd., Class A, ADR	Media & Entertainment	07/20/22	(2,540,421)
Grab Holdings Ltd., Series A	Transportation	12/06/21	28,167,558
Kuaishou Technology, Class B	Media & Entertainment	01/27/22	(68,300)
Missfresh Ltd., Class B, ADS	Food & Staples Retailing	05/31/22	(44,509,275)
Quotient Technology Inc.	Retailing	01/12/22	(2,165,037)
Vroom, Inc.	Retailing	05/10/22	(25,972,664)

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2022

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/22 Net Assets)		(% of 10/31/22 Stock Holdings)

				MSCI
				ACWI®
			Fund	ex USA
Common Stock (Foreign)	98.92%	Banks	31.99%	12.98%
Short-Term Investments	1.09%	Retailing	22.22%	2.85%
Other Assets & Liabilities	(0.01)%	Information Technology	14.72%	10.91%
	100.00%	Insurance	10.90%	4.46%
		Diversified Financials	6.42%	3.46%
		Capital Goods	4.60%	8.21%
		Materials	3.70%	8.11%
		Consumer Durables & Apparel	3.04%	3.05%
		Transportation	1.24%	2.78%
		Media & Entertainment	0.73%	2.49%
		Commercial & Professional Services	0.44%	1.50%
		Health Care	–	10.02%
		Energy	–	6.61%
		Food, Beverage & Tobacco	–	5.47%
		Automobiles & Components	–	3.47%
		Other	–	13.63%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/22 Stock Holdings)		(% of Fund’s 10/31/22 Net Assets)

China	25.75%	DBS Group Holdings Ltd.	10.44%
South Korea	11.33%	Danske Bank A/S	9.16%
Singapore	10.56%	Samsung Electronics Co., Ltd.	6.82%
Denmark	9.26%	DNB Bank ASA	6.29%
Norway	6.35%	AIA Group Ltd.	6.04%
Hong Kong	6.10%	JD.com, Inc., Class A, ADR	5.76%
Switzerland	5.73%	Julius Baer Group Ltd.	5.67%
Bermuda	5.54%	Bank of N.T. Butterfield & Son Ltd.	5.48%
France	4.60%	Ping An Insurance (Group) Co. of China, Ltd. - H	4.74%
Netherlands	3.93%	Hollysys Automation Technologies Ltd.	4.63%
South Africa	3.72%
Canada	3.70%
Japan	3.15%
United Kingdom	0.28%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2022

New Positions Added (11/01/21-10/31/22)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/22 Net Assets
Coupang, Inc., Class A	Retailing	01/27/22	1.38%

Positions Closed (11/01/21-10/31/22)
(Gains and losses greater than $5,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Baidu, Inc., Class A, ADR	Media & Entertainment	04/22/22	$(4,915,838)
Fang Holdings Ltd., Class A, ADR	Media & Entertainment	07/20/22	(1,619,166)
Grab Holdings Ltd., Series A	Transportation	12/06/21	5,561,762
Missfresh Ltd., Class B, ADS	Food & Staples Retailing	05/31/22	(13,871,820)
Trip.com Group Ltd., ADR	Retailing	11/18/21	(819,211)

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and short-term trading fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended October 31, 2022.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(05/01/22)	(10/31/22)	(05/01/22-10/31/22)
Davis Global Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$869.59	$4.67
Hypothetical	$1,000.00	$1,020.21	$5.04
Class C (annualized expense ratio 1.78%**)
Actual	$1,000.00	$866.33	$8.37
Hypothetical	$1,000.00	$1,016.23	$9.05
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$870.65	$3.49
Hypothetical	$1,000.00	$1,021.48	$3.77
Davis International Fund
Class A (annualized expense ratio 1.05%**)
Actual	$1,000.00	$860.51	$4.92
Hypothetical	$1,000.00	$1,019.91	$5.35
Class C (annualized expense ratio 1.80%**)
Actual	$1,000.00	$857.30	$8.43
Hypothetical	$1,000.00	$1,016.13	$9.15
Class Y (annualized expense ratio 0.80%**)
Actual	$1,000.00	$861.00	$3.75
Hypothetical	$1,000.00	$1,021.17	$4.08

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2022

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.98%)
COMMUNICATION SERVICES – (11.23%)
Media & Entertainment – (11.23%)
Alphabet Inc., Class C *	277,080	$26,228,393
ASAC II L.P. *(a)(b)	35,352	34,645
IAC Inc. *	99,440	4,840,739
iQIYI, Inc., Class A, ADR (China)*	717,460	1,449,269
Liberty Media Corp., Liberty Formula One, Series A *	196,180	10,205,284
Liberty Media Corp., Liberty Formula One, Series C *	111,525	6,438,338
Meta Platforms, Inc., Class A *	263,050	24,505,738
Vimeo, Inc. *	571,000	2,169,800
	Total Communication Services	75,872,206
CONSUMER DISCRETIONARY – (18.96%)
Consumer Durables & Apparel – (0.96%)
Fila Holdings Corp. (South Korea)	281,070	6,452,307
Retailing – (18.00%)
Alibaba Group Holding Ltd. (China)*	850,000	6,654,118
Alibaba Group Holding Ltd., ADR (China)*	118,620	7,541,860
Amazon.com, Inc. *	196,200	20,098,728
Coupang, Inc., Class A (South Korea)*	503,610	8,697,345
Delivery Hero SE (Germany)*	296,500	9,772,085
JD.com, Inc., Class A (China)	71,430	1,320,376
JD.com, Inc., Class A, ADR (China)	626,375	23,357,524
Meituan, Class B (China)*	940,329	14,950,101
Naspers Ltd. - N (South Africa)	65,261	6,750,727
Prosus N.V., Class N (Netherlands)	517,450	22,520,727
		121,663,591
	Total Consumer Discretionary	128,115,898
CONSUMER STAPLES – (2.17%)
Food, Beverage & Tobacco – (2.17%)
Darling Ingredients Inc. *	186,740	14,655,355
	Total Consumer Staples	14,655,355
FINANCIALS – (42.19%)
Banks – (22.91%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	332,750	11,493,185
Danske Bank A/S (Denmark)	2,582,670	41,683,059
DBS Group Holdings Ltd. (Singapore)	2,122,394	51,275,696
Metro Bank PLC (United Kingdom)*	1,598,302	1,301,382
Wells Fargo & Co.	1,066,870	49,065,351
		154,818,673

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2022

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (11.52%)
Capital Markets – (4.67%)
Julius Baer Group Ltd. (Switzerland)	622,100	$29,801,904
Noah Holdings Ltd., Class A, ADS (China)*	132,390	1,736,957
		31,538,861
Consumer Finance – (3.49%)
Capital One Financial Corp.	222,290	23,567,186
Diversified Financial Services – (3.36%)
Berkshire Hathaway Inc., Class B *	77,010	22,724,881
		77,830,928
Insurance – (7.76%)
Life & Health Insurance – (7.76%)
AIA Group Ltd. (Hong Kong)	3,049,180	23,093,227
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	7,343,500	29,375,310
		52,468,537
	Total Financials	285,118,138
HEALTH CARE – (7.84%)
Health Care Equipment & Services – (4.37%)
Cigna Corp.	91,390	29,524,453
Pharmaceuticals, Biotechnology & Life Sciences – (3.47%)
Viatris Inc.	2,319,370	23,495,218
	Total Health Care	53,019,671
INDUSTRIALS – (2.34%)
Capital Goods – (1.71%)
Owens Corning	134,690	11,530,811
Commercial & Professional Services – (0.02%)
China Index Holdings Ltd., Class A, ADR (China)*	189,667	151,696
Transportation – (0.61%)
DiDi Global Inc., Class A, ADS (China)*	2,111,298	4,117,031
	Total Industrials	15,799,538
INFORMATION TECHNOLOGY – (10.65%)
Semiconductors & Semiconductor Equipment – (2.99%)
Applied Materials, Inc.	127,940	11,295,823
Intel Corp.	312,770	8,892,051
		20,187,874
Software & Services – (0.72%)
Clear Secure, Inc., Class A *	179,950	4,862,249
Technology Hardware & Equipment – (6.94%)
Hollysys Automation Technologies Ltd. (China)	1,266,941	20,195,039
Samsung Electronics Co., Ltd. (South Korea)	640,890	26,725,309
		46,920,348
	Total Information Technology	71,970,471
MATERIALS – (3.60%)
Teck Resources Ltd., Class B (Canada)	798,940	24,319,733
	Total Materials	24,319,733
TOTAL COMMON STOCK – (Identified cost $689,183,950)		668,871,010

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2022

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (1.16%)
	StoneX Financial Inc. Joint Repurchase Agreement, 3.05%, 11/01/22, dated 10/31/22, repurchase value of $4,272,362 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.70%-9.50%, 03/15/23-09/20/70, total market value $4,357,440)	$4,272,000	$4,272,000
	Truist Securities, Inc. Joint Repurchase Agreement, 3.04%, 11/01/22, dated 10/31/22, repurchase value of $3,557,300 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.50%, 05/01/37-08/01/52, total market value $3,628,140)	3,557,000	3,557,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,829,000)		7,829,000
	Total Investments – (100.14%) – (Identified cost $697,012,950)		676,700,010
	Liabilities Less Other Assets – (0.14%)		(928,523)
		Net Assets – (100.00%)	$675,771,487

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2022

	Shares	Value (Note 1)
COMMON STOCK – (98.92%)
COMMUNICATION SERVICES – (0.72%)
Media & Entertainment – (0.72%)
iQIYI, Inc., Class A, ADR (China)*	496,600	$1,003,132
	Total Communication Services	1,003,132
CONSUMER DISCRETIONARY – (24.99%)
Consumer Durables & Apparel – (3.01%)
Fila Holdings Corp. (South Korea)	183,090	4,203,056
Retailing – (21.98%)
Alibaba Group Holding Ltd., ADR (China)*	68,900	4,380,662
Coupang, Inc., Class A (South Korea)*	111,240	1,921,115
JD.com, Inc., Class A, ADR (China)	215,660	8,041,961
Meituan, Class B (China)*	363,511	5,779,388
Naspers Ltd. - N (South Africa)	49,720	5,143,136
Prosus N.V., Class N (Netherlands)	124,882	5,435,179
		30,701,441
	Total Consumer Discretionary	34,904,497
FINANCIALS – (48.77%)
Banks – (31.64%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	221,690	7,657,173
Danske Bank A/S (Denmark)	792,270	12,786,859
DBS Group Holdings Ltd. (Singapore)	603,610	14,582,836
DNB Bank ASA (Norway)	495,992	8,778,493
Metro Bank PLC (United Kingdom)*	472,490	384,714
		44,190,075
Diversified Financials – (6.35%)
Capital Markets – (6.35%)
Julius Baer Group Ltd. (Switzerland)	165,200	7,913,960
Noah Holdings Ltd., Class A, ADS (China)*	72,460	950,675
		8,864,635
Insurance – (10.78%)
Life & Health Insurance – (10.78%)
AIA Group Ltd. (Hong Kong)	1,113,100	8,430,159
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	1,657,000	6,628,295
		15,058,454
	Total Financials	68,113,164
INDUSTRIALS – (6.22%)
Capital Goods – (4.56%)
Schneider Electric SE (France)	50,170	6,359,193
Commercial & Professional Services – (0.43%)
China Index Holdings Ltd., Class A, ADR (China)*	753,944	603,005
Transportation – (1.23%)
DiDi Global Inc., Class A, ADS (China)*	879,576	1,715,173
	Total Industrials	8,677,371
INFORMATION TECHNOLOGY – (14.56%)
Semiconductors & Semiconductor Equipment – (3.11%)
Tokyo Electron Ltd. (Japan)	16,370	4,347,499
Technology Hardware & Equipment – (11.45%)
Hollysys Automation Technologies Ltd. (China)	405,246	6,459,621

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2022

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Technology Hardware & Equipment – (Continued)
	Samsung Electronics Co., Ltd. (South Korea)	228,520	$9,529,354
			15,988,975
		Total Information Technology	20,336,474
MATERIALS – (3.66%)
	Teck Resources Ltd., Class B (Canada)	167,710	5,105,092
		Total Materials	5,105,092
	TOTAL COMMON STOCK – (Identified cost $161,847,493)		138,139,730
SHORT-TERM INVESTMENTS – (1.09%)
	StoneX Financial Inc. Joint Repurchase Agreement, 3.05%, 11/01/22, dated 10/31/22, repurchase value of $831,070 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.70%-9.50%, 03/15/23-09/20/70, total market value $847,620)	$831,000	831,000
	Truist Securities, Inc. Joint Repurchase Agreement, 3.04%, 11/01/22, dated 10/31/22, repurchase value of $692,058 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 3.00%-5.00%, 01/12/26-10/01/52, total market value $705,840)	692,000	692,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,523,000)		1,523,000
	Total Investments – (100.01%) – (Identified cost $163,370,493)		139,662,730
	Liabilities Less Other Assets – (0.01%)		(7,294)
		Net Assets – (100.00%)	$139,655,436

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2022

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$676,700,010	$139,662,730
Cash	548	856
Receivables:
Capital stock sold	762,828	125,269
Dividends and interest	586,676	445,465
Investment securities sold	7,118,694	–
Prepaid expenses	33,855	7,693
Due from Adviser	–	3,229
Total assets	685,202,611	140,245,242
LIABILITIES:
Payables:
Capital stock redeemed	1,666,318	278,471
Investment securities purchased	6,913,909	–
Accrued custodian fees	235,422	137,023
Accrued distribution and service plan fees	82,481	7,339
Accrued investment advisory fees	333,554	69,081
Accrued registration and filing fees	51,532	38,200
Other accrued expenses	147,908	59,692
Total liabilities	9,431,124	589,806
NET ASSETS	$675,771,487	$139,655,436
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$1,815,644	$841,895
Additional paid-in capital	756,252,009	235,542,852
Accumulated losses	(82,296,166)	(96,729,311)
Net Assets	$675,771,487	$139,655,436
*Including:
Cost of investments	$697,012,950	$163,370,493
CLASS A SHARES:
Net assets	$139,361,428	$16,632,290
Shares outstanding	7,464,695	1,981,222
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$18.67	$8.39
Maximum offering price per share (100/95.25 of net asset value)†	$19.60	$8.81
CLASS C SHARES:
Net assets	$50,202,714	$3,965,579
Shares outstanding	2,956,945	511,663
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$16.98	$7.75
CLASS Y SHARES:
Net assets	$486,207,345	$119,057,567
Shares outstanding	25,891,237	14,345,023
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$18.78	$8.30

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2022

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$16,091,499	$4,991,810
Interest	94,412	23,008
Net securities lending fees	54,502	39,712
Total income	16,240,413	5,054,530
Expenses:
Investment advisory fees (Note 3)	5,293,051	1,275,810
Custodian fees	569,814	289,426
Transfer agent fees:
Class A	165,845	46,930
Class C	73,438	12,010
Class Y	522,582	120,871
Audit fees	30,240	25,424
Legal fees	8,411	1,966
Accounting fees (Note 3)	52,000	16,670
Reports to shareholders	45,158	8,861
Directors’ fees and expenses	59,983	17,278
Registration and filing fees	65,600	51,825
Miscellaneous	77,465	34,930
Distribution and service plan fees (Note 3):
Class A	422,974	57,073
Class C	753,088	59,805
Total expenses	8,139,649	2,018,879
Reimbursement of expenses by Adviser (Note 3):
Class A	–	(20,640)
Class C	–	(8,354)
Class Y	–	(2,156)
Net expenses	8,139,649	1,987,729
Net investment income	8,100,764	3,066,801
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions	(49,275,782)	(27,405,377)
Foreign currency transactions	(163,541)	(111,580)
Net realized loss	(49,439,323)	(27,516,957)
Net change in unrealized appreciation (depreciation)	(312,082,164)	(66,799,745)
Net realized and unrealized loss on investments and foreign currency transactions	(361,521,487)	(94,316,702)
Net decrease in net assets resulting from operations	$(353,420,723)	$(91,249,901)

*Net of foreign taxes withheld of	$656,938	$475,413

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2022

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$8,100,764	$3,066,801
Net realized loss from investments and foreign currency transactions	(49,439,323)	(27,516,957)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(312,082,164)	(66,799,745)
Net decrease in net assets resulting from operations	(353,420,723)	(91,249,901)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(22,793,376)	(534,649)
Class C	(9,831,053)	(32,683)
Class Y	(91,980,192)	(4,874,300)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class A	(3,004,203)	(17,197,805)
Class C	(13,419,277)	(2,067,676)
Class Y	(98,625,983)	(105,842,324)
Total decrease in net assets	(593,074,807)	(221,799,338)
NET ASSETS:
Beginning of year	1,268,846,294	361,454,774
End of year	$675,771,487	$139,655,436

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2021

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$2,892,729	$2,922,546
Net realized gain (loss) from investments and foreign currency transactions	131,115,799	(32,973,439)
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	35,027,258	(20,648,878)
Net increase (decrease) in net assets resulting from operations	169,035,786	(50,699,771)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(635,474)	–
Class C	(346,051)	–
Class Y	(3,119,200)	(258,272)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	958,579	12,939,879
Class C	(16,903,810)	(243,456)
Class Y	28,540,724	5,945,445
Total increase (decrease) in net assets	177,530,554	(32,316,175)
NET ASSETS:
Beginning of year	1,091,315,740	393,770,949
End of year	$1,268,846,294	$361,454,774

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively “Funds”):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Funds’ investments and thus performance of the Funds.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds’ shares.

The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class C shares automatically convert to Class A shares after 8 years (effective May 1, 2021). Any existing Class C shares held longer than 8 years as of May 1, 2021 converted in May 2021. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% short-term trading fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Pricing Committee. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of  a number of  subjective factors  and is therefore  subject to the  unavoidable risk  that the value assigned to a

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. Fair value determinations are subject to review by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Adviser’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of October 31, 2022 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$75,837,561	$1,003,132
Consumer Discretionary	128,115,898	34,904,497
Consumer Staples	14,655,355	–
Financials	285,118,138	68,113,164
Health Care	53,019,671	–
Industrials	15,799,538	8,677,371
Information Technology	71,970,471	20,336,474
Materials	24,319,733	5,105,092
Total Level 1	668,836,365	138,139,730
Level 2 – Other Significant Observable Inputs:
Short-Term Investments	7,829,000	1,523,000
Total Level 2	7,829,000	1,523,000
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	34,645	–
Total Level 3	34,645	–
Total Investments	$676,700,010	$139,662,730

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2022. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at October 31, 2022 was $(1,513)** for Davis Global Fund. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance at November 1, 2021	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)**	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3***	Ending Balance at October 31, 2022
Davis Global Fund
Investments in Securities:
Common Stock	$36,158	$–	$(1,513)	$–	$–	$–	$34,645
Preferred Stock	44,642,079	–	7,961,100	–	–	(52,603,179)	–
Total Level 3	$44,678,237	$–	$7,959,587	$–	$–	$(52,603,179)	$34,645
Davis International Fund
Investments in Securities:
Preferred Stock	$8,721,618	$–	$1,555,341	$–	$–	$(10,276,959)	$–
Total Level 3	$8,721,618	$–	$1,555,341	$–	$–	$(10,276,959)	$–

** Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities still held at October 31, 2022, may be due to investments no longer held or categorized as Level 3 at period end.

***During the year ended October 31, 2022, certain securities fair valued at $52,603,179 and $10,276,959 for Davis Global Fund and Davis International Fund, respectively, transferred out of Level 3 because observable market data became available for the securities.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from an
	October 31, 2022	Technique	Input	Amount	Increase in Input
Davis Global Fund
Investments in Securities:
Common Stock	$34,645	Discounted Cash Flow	Annualized Yield	4.185%	Decrease

Total Level 3	$34,645

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to United States Dollar (“USD”) on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to USD. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the USD equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of October 31, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2019.

Capital losses will be carried forward to future years if not offset by gains. At October 31, 2022, Davis Global Fund had available for federal income tax purposes unused short-term and long-term capital loss carryforwards with no expiration in the amount of $31,342,591 and $19,630,758, respectively. Davis International Fund had available for federal income tax purposes unused short-term and long-term capital loss carryforwards with no expiration in the amount of $40,022,284 and $27,551,323, respectively.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2022, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:
	Davis Global	Davis International
	Fund	Fund
Cost	$707,928,356	$168,863,196
Unrealized appreciation	138,891,907	19,129,676
Unrealized depreciation	(170,120,253)	(48,330,142)
Net unrealized depreciation	$(31,228,346)	$(29,200,466)

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (accumulated losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, net operating losses,  corporate actions, partnership income, equalization, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended October 31, 2022, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Global Fund	Davis International Fund
Accumulated losses	$(1,506,180)	$–
Paid-in capital	(1,506,180)	–

The tax character of distributions paid during the years ended October 31, 2022 and 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2022	$12,019,848	$112,584,773	$–	$124,604,621
2021	626,853	3,473,872	–	4,100,725
Davis International Fund
2022	$5,441,632	$–	$–	$5,441,632
2021	258,272	–	–	258,272

As of October 31, 2022, the components of accumulated losses on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed ordinary income	$–	$105,670
Accumulated net realized losses from investments	(50,973,349)	(67,573,607)
Net unrealized depreciation on investments and foreign currency transactions	(31,272,311)	(29,247,138)
Other temporary differences	(50,506)	(14,236)
Total	$(82,296,166)	$(96,729,311)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended October 31, 2022 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$184,444,499	$12,466,090
Proceeds from sales	420,933,575	140,498,373

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of October 31, 2022, related shareholders held greater than 20% of outstanding shares of the following Funds:

Davis Global Fund	Davis International Fund
n/a	50%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; and Class Y shares, 0.80%) until March 1, 2023. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. During the year ended October 31, 2022, such reimbursements for Class A, Class C, and Class Y of Davis International Fund amounted to $20,640, $8,354, and $2,156, respectively. The Adviser may not recoup any of the operating expenses it has reimbursed to the Funds.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2022
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$62,968	$19,115
Accounting fees paid to Adviser	52,000	16,670

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended October 31, 2022
	Davis Global Fund	Davis International Fund
Distribution fees:
Class C	$564,816	$44,854
Service fees:
Class A	422,974	57,073
Class C	188,272	14,951

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2022
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$5,909	$1,432
Class A commissions re-allowed to investment dealers	33,739	8,398
Total commissions earned on sale of Class A	$39,648	$9,830
Class C commission advances by the Distributor	$26,321	$4,610
Class C CDSCs received by the Distributor	5,278	1,133

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2022

NOTE 4 - CAPITAL STOCK

At October 31, 2022, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 275 million shares are designated to Davis Global Fund and 250 million shares are designated to Davis International Fund. Transactions in capital stock were as follows:

	Year ended October 31, 2022
	Sold	Reinvestment of Distributions	Redeemed*	Net Decrease
Davis Global Fund
Shares: Class A	998,488	775,170	(2,020,200)	(246,542)
Class C	148,144	402,551	(1,269,529)	(718,834)
Class Y	5,322,628	3,174,114	(13,423,508)	(4,926,766)
Value: Class A	$23,620,223	$20,224,162	$(46,848,588)	$(3,004,203)
Class C	3,243,984	9,616,939	(26,280,200)	(13,419,277)
Class Y	123,247,725	83,098,299	(304,972,007)	(98,625,983)

Davis International Fund
Shares: Class A	308,888	41,888	(1,903,786)	(1,553,010)
Class C	72,053	2,922	(285,238)	(210,263)
Class Y	2,165,562	405,636	(12,869,444)	(10,298,246)
Value: Class A	$3,524,443	$503,908	$(21,226,156)	$(17,197,805)
Class C	687,683	32,668	(2,788,027)	(2,067,676)
Class Y	24,346,823	4,814,895	(135,004,042)	(105,842,324)

*  Davis Global Fund: net of redemption fees amounting to $263, $1,812, and $16,703, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $6,553, $386, and $1,101, for Class A, Class C, and Class Y, respectively.

	Year ended October 31, 2021
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,197,821	19,689	(1,207,308)	10,202
Class C	362,688	12,438	(958,142)	(583,016)
Class Y	5,733,393	94,306	(4,999,081)	828,618
Value: Class A	$38,536,367	$580,422	$(38,158,210)	$958,579
Class C	10,797,833	338,569	(28,040,212)	(16,903,810)
Class Y	184,310,731	2,791,450	(158,561,457)	28,540,724

Davis International Fund
Shares: Class A	2,355,630	–	(1,602,227)	753,403
Class C	229,649	–	(280,621)	(50,972)
Class Y	8,354,309	17,200	(9,124,341)	(752,832)
Value: Class A	$35,615,061	$–	$(22,675,182)	$12,939,879
Class C	3,310,371	–	(3,553,827)	(243,456)
Class Y	125,954,738	254,208	(120,263,501)	5,945,445

*  Davis Global Fund: net of redemption fees amounting to $1,675, $782, and $8,301, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $16,075 and $1,625, for Class A and Class Y, respectively.

NOTE 5 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of October 31, 2022, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $34,645 or 0.01% of the Fund’s net assets as of October 31, 2022. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units	Cost per Unit	Valuation per Unit as of October 31, 2022
Davis Global Fund	ASAC II L.P.	10/10/13	35,352	$1.00	$0.98

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2022	$30.16	$0.17	$(8.68)	$(8.51)
Year ended October 31, 2021	$26.13	$0.04	$4.07	$4.11
Year ended October 31, 2020	$23.09	$(0.02)	$3.52	$3.50
Year ended October 31, 2019	$22.56	$0.05	$2.24	$2.29
Year ended October 31, 2018	$25.27	$0.09	$(2.80)	$(2.71)
Davis Global Fund Class C:
Year ended October 31, 2022	$27.64	$(0.01)	$(7.92)	$(7.93)
Year ended October 31, 2021	$24.16	$(0.19)	$3.75	$3.56
Year ended October 31, 2020	$21.36	$(0.18)	$3.26	$3.08
Year ended October 31, 2019	$21.10	$(0.11)	$2.08	$1.97
Year ended October 31, 2018	$23.81	$(0.10)	$(2.61)	$(2.71)
Davis Global Fund Class Y:
Year ended October 31, 2022	$30.33	$0.23	$(8.73)	$(8.50)
Year ended October 31, 2021	$26.25	$0.11	$4.07	$4.18
Year ended October 31, 2020	$23.19	$0.04	$3.55	$3.59
Year ended October 31, 2019	$22.67	$0.10	$2.25	$2.35
Year ended October 31, 2018	$25.35	$0.16	$(2.81)	$(2.65)
Davis International Fund Class A:
Year ended October 31, 2022	$12.64	$0.12	$(4.21)	$(4.09)
Year ended October 31, 2021	$13.78	$0.06	$(1.20)	$(1.14)
Year ended October 31, 2020	$11.82	$(0.03)	$2.40	$2.37
Year ended October 31, 2019	$11.28	$0.05	$0.75	$0.80
Year ended October 31, 2018	$12.85	$0.08	$(1.63)	$(1.55)
Davis International Fund Class C:
Year ended October 31, 2022	$11.65	$0.04	$(3.89)	$(3.85)
Year ended October 31, 2021	$12.80	$(0.05)	$(1.10)	$(1.15)
Year ended October 31, 2020	$10.99	$(0.13)	$2.24	$2.11
Year ended October 31, 2019	$10.52	$(0.03)	$0.69	$0.66
Year ended October 31, 2018	$12.08	$(0.02)	$(1.54)	$(1.56)
Davis International Fund Class Y:
Year ended October 31, 2022	$12.51	$0.15	$(4.16)	$(4.01)
Year ended October 31, 2021	$13.61	$0.10	$(1.19)	$(1.09)
Year ended October 31, 2020	$11.68	$–[e]	$2.37	$2.37
Year ended October 31, 2019	$11.16	$0.09	$0.73	$0.82
Year ended October 31, 2018	$12.72	$0.12	$(1.63)	$(1.51)

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.26)	$(2.72)	$–	$(2.98)	$18.67	(31.04)%	$139,361	0.96%	0.96%	0.73%	19%
$–	$(0.08)	$–	$(0.08)	$30.16	15.75%	$232,565	0.92%	0.92%	0.11%	35%
$(0.46)	$–	$–	$(0.46)	$26.13	15.38%	$201,247	0.92%	0.92%	(0.06)%	24%
$(0.05)	$(1.71)	$–	$(1.76)	$23.09	11.35%	$194,163	0.98%	0.98%	0.19%	15%
$–	$–	$–	$–	$22.56	(10.72)%	$192,199	0.96%	0.96%	0.35%	37%

$(0.01)	$(2.72)-	$–	$(2.73)	$16.98	(31.56)%	$50,203	1.74%	1.74%	(0.05)%	19%
$–	$(0.08)-	$–	$(0.08)	$27.64	14.75%	$101,611	1.70%	1.70%	(0.67)%	35%
$(0.28)	$–-	$–	$(0.28)	$24.16	14.53%	$102,878	1.70%	1.70%	(0.84)%	24%
$–	$(1.71)	$–	$(1.71)	$21.36	10.51%	$120,247	1.72%	1.72%	(0.55)%	15%
$–	$–	$–	$–	$21.10	(11.38)%	$131,460	1.71%	1.71%	(0.40)%	37%

$(0.33)	$(2.72)	$–	$(3.05)	$18.78	(30.87)%	$486,207	0.72%	0.72%	0.97%	19%
$(0.02)	$(0.08)	$–	$(0.10)	$30.33	15.95%	$934,670	0.69%	0.69%	0.34%	35%
$(0.53)	$–	$–	$(0.53)	$26.25	15.70%	$787,191	0.69%	0.69%	0.17%	24%
$(0.12)	$(1.71)	$–	$(1.83)	$23.19	11.61%	$693,446	0.71%	0.71%	0.46%	15%
$(0.03)	$–	$–	$(0.03)	$22.67	(10.47)%	$721,325	0.70%	0.70%	0.61%	37%

$(0.16)	$–	$–	$(0.16)	$8.39	(32.72)%	$16,632	1.13%	1.05%	1.13%	5%
$–	$–	$–	$–	$12.64	(8.27)%	$44,687	1.00%	1.00%	0.40%	16%
$(0.37)	$(0.04)	$–[e]	$(0.41)	$13.78	20.62%	$38,308	0.98%	0.98%	(0.25)%	20%
$(0.07)	$(0.19)	$–	$(0.26)	$11.82	7.29%	$32,321	0.99%	0.99%	0.48%	14%
$(0.02)	$–	$–	$(0.02)	$11.28	(12.11)%	$31,448	1.04%	1.04%	0.63%	17%

$(0.05)	$–	$–	$(0.05)	$7.75	(33.19)%	$3,966	1.94%	1.80%	0.38%	5%
$–	$–	$–	$–	$11.65	(8.98)%	$8,412	1.79%	1.79%	(0.39)%	16%
$(0.26)	$(0.04)	$–[e]	$(0.30)	$12.80	19.58%	$9,892	1.80%	1.80%	(1.07)%	20%
$–	$(0.19)	$–	$(0.19)	$10.99	6.44%	$10,215	1.81%	1.81%	(0.34)%	14%
$–	$–	$–	$–	$10.52	(12.91)%	$10,268	1.85%	1.85%	(0.18)%	17%

$(0.20)	$–	$–	$(0.20)	$8.30	(32.52)%	$119,058	0.80%	0.80%	1.38%	5%
$(0.01)	$–	$–	$(0.01)	$12.51	(8.02)%	$308,356	0.72%	0.72%	0.68%	16%
$(0.40)	$(0.04)	$–[e]	$(0.44)	$13.61	20.90%	$345,572	0.70%	0.70%	0.03%	20%
$(0.11)	$(0.19)	$–	$(0.30)	$11.68	7.61%	$277,119	0.71%	0.71%	0.76%	14%
$(0.05)	$–	$–	$(0.05)	$11.16	(11.91)%	$266,546	0.72%	0.72%	0.95%	17%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series of Davis New York Venture Fund, Inc.) (the “Funds”), including the schedules of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Minneapolis, Minnesota
December 21, 2022

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2023 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2022. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2022 with their 2022 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders, if applicable. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2022, $12,019,848 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $4,148,111 or 35% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2022, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $9,873,870 or 82% as qualified dividend income.

During the fiscal year 2022, the Fund paid long-term capital gain distributions in the amount of $112,584,773.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $648,880 as foreign taxes paid during the year ended October 31, 2022. During the fiscal year ended October 31, 2022, the Fund received foreign sourced income of $11,735,123. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2022, $5,853,312 of dividends paid by the Fund (including foreign tax credit pass-through) constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2022, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $4,872,437 or 83% as qualified dividend income.

During the fiscal year 2022, the Fund did not pay a long-term capital gain distribution.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $411,680 as foreign taxes paid during the year ended October 31, 2022. During the fiscal year ended October 31, 2022, the Fund received foreign sourced income of $5,467,223. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS GLOBAL FUND	Liquidity Risk Management Program
DAVIS INTERNATIONAL FUND

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Directors (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.

The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.

The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Funds’ liquidity risk based on a variety of factors including the Funds’ (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the funds’ net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Funds are currently classified as Funds that primarily hold highly liquid investments. The LRMP includes the classification, no less than monthly, of the Funds’ investments into one of four liquidity classifications as provided for in the Liquidity Rule.

At a recent meeting of the Funds’ Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2021 through March 31, 2022. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Funds’ liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Funds, including liquidity risks presented by the Funds’ investment portfolio, is found in the Funds’ Prospectus and Statement of Additional Information.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Funds.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company).	13	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (educational and media company); Director, Cable ONE Inc. (cable service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Lara N. Vaughan (04/20/69) Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan & Company, L.L.C. (investment bank).	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Director, Fifth Third Bancorp (diversified financial services); Director, Crown Holdings, Inc. (manufacturing company).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting
of one portfolio) since 2014; Lead Independent
Director, Graham Holdings Company (educational
and media company); Director, The Coca-Cola
Company (beverage company); Director, Berkshire
Hathaway Inc. (financial services).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.
Officers

Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
4200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2022 and October 31, 2021 were $55,664 and $52,528, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends October 31, 2022 and October 31, 2021 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2022 and October 31, 2021 were $18,695 and $18,550, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2022 and October 31, 2021 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2022 and October 31, 2021.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 21, 2022

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: December 21, 2022